Supplement dated August 24, 2017, to the following prospectus, as previously amended or supplemented:

American Beacon U. S. Government Money Market Select Fund
Prospectus dated April 28, 2017

In the "General Policies - Escheatment" section on Page 11, the following paragraph is inserted prior to the last paragraph:

"Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller.  While the designated representative does not have any rights to claim or access the shareholder's account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder's location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, such notifications will be delivered both to the shareholder and the designated representative.  The completed designation form may be mailed to the below address."

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